UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2026

Leader’s Advantage Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43442	98-1898982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1288 NJ-73, Suite 401,

Mt Laurel Township, NJ 08054

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (856) 533-1866

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	LEDRU	The Nasdaq Stock Market LLC

Class A ordinary Shares, par value $0.0001 per share	LEDR	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at a price of $11.50 per share	LEDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Separate Trading of Class A Ordinary Shares and Warrants

On November 5, 2026, Leader’s Advantage Acquisition Corp. (the “Company”) announced that, commencing on November 6, 2026, the holders of units issued in its initial public offering (the “Units”), each Unit consisting of one share of Class A Ordinary Shares of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant of the Company (the “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Ordinary Shares for $11.50 per share, may elect to separately trade shares of Class A Ordinary Shares and Warrants included in the Units. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. The Units not separated will continue to trade on The Nasdaq Global Market (“Nasdaq”) under the symbol “LEDRU.” Shares of Class A Ordinary Shares and the Warrants will trade on Nasdaq under the symbols “LEDR” and “LEDRW,” respectively. Holders of Units will need to have their brokers contact Odyssey Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Class A Ordinary Shares and Warrants.

On November 5, 2026, the Company issued a press release announcing the separation of the Units, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated November 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leader’s Advantage Acquisition Corp.

	By:	/s/ Dr. Paritosh Chakrabarti
		Name:	Dr. Paritosh Chakrabarti
		Title:	Chairman and Chief Executive Officer

Dated: November 5, 2026

2